Exhibit 99.5
Holders of Record, holding 5% or more of the outstanding balance for Bear Stearns Asset Backed
Securities Inc., Bear Stearns Asset Backed Securities Trust 2004-2, Asset-Backed Certificates, Series
2004-2as reflected in the security position listing as of December 31, 2004 provided by DTC.

Class
Name and Address of Holder
Amount Held
% Class

Bank of New York
10,541,000
15%
One Wall Street
New York, NY 10286

Mellon Trust
9,559,000
14%
525 William Penn Place
Suite 3418
Pittsburg, PA 15259

Northern Trust
6,938,000
10%
801 S. Canal C-IN
Chicago, IL 60607

SSB&T Co.
38,115,000
56%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Mellon Trust
96,838,000
97%
525 William Penn Place, Suite 3418
Pittsburg, PA 15259

Bear Stearns
18,662,000
65%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862

JP Morgan Chase Bank NA
10,000,000
35%
14201 Dallas Parkway
Dallas, TX 75254

Bank of New York
7,600,000
12%
One Wall Street
New York, NY 10286

JP Morgan Chase Bank NA
3,800,000
6%
14201 Dallas Parkway
Dallas, TX 75254

Citibank
3,600,000
6%
3800 Citibank Center B3-15
Tampa, FL 33610

LHMNGV/LBI
5,000,000
8%
70 Hudson Street
Jersey City, NY 07302

SSB&T Co.
36,200,000
60%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Wells Bank
15,000,000
100%
733 Marquette Avenue
Minneapolis, MN 55479

A-IO
SSB&T Co.
30,940,000
100%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

B
Bear Stearns
2,321,000
100%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862

M-1
DRSDNR/AKV
11,293,000
100%
75 Wall Street, Thirty-second Floor
New York, NY 10005

M-2
LaSalle Bank
5,000,000
33%
135 South LaSalle Street
Chicago, IL 60603

SSB&T Co.
4,006,000
26%
1776 Heritage Drive
Global Corporate Action Unit JAB 5NW
No. Quincy, MA 02171

Wells Fargo Bank NA
6,000,000
40%
733 Marquette Avenue
Minneapolis, MN 55479

M-3
Bear Stearns
9,282,000
100%
One Metrotech Center North, Fourth Floor
Brooklyn, NY 11201-3862

R-1
Bear Stearns Securities Corp.
50
100%
245 Park Avenue
New York, NY 10167

R-2
Bear Stearns Securities Corp.
50
100%
245 Park Avenue
New York, NY 10167

R-3
Bear Stearns Securities Corp.
50
100%